EXHIBIT 21.1

Notes	Name	DBA	Entity Type	State of Formation	Date of Formation	Foreign Qualification	General Partner (LP)/BOD (corp)/Manging Member or Board of Managers (LLC)	Tax ID
	1 On 1 Physical Therapy, LLC		LLC	DE	1/13/2022
	2037953 Ontario, Inc.		Corp	Canada			Briotix Health, LP
	Ability Health PT Management GP, LLC		LLC	TX		FL	Rehab Partners #4, Inc.	81-4216526
	Ability Health Services and Rehabilitation, L.P.	Ability Rehabilitation SST Rehab	LP	TX		FL	Ability Health PT Management GP, LLC	38-4017532
	Achieve Management GP, LLC		LLC	TX			Rehab Partners #4, Inc	47-3291851
	Achieve Physical Therapy and Performance, Limited Partnership		LP	TX			Achieve Management GP, LLC	47-3283941
	Action Therapy Centers, Limited Partnership	Action Physical Therapy Houston Hand Therapy PT Professionals	LP	TX			Rehab Partners #1, Inc.	76-0389610
	Adams County Physical Therapy, Limited Partnership		LP	TX		PA	Rehab Partners #5, Inc.	76-0483100
	Advance Rehabilitation & Consulting, Limited Partnership		LP	TX		AL, FL & GA	Advance Rehabilitation Management GP, LLC	27-4414647
	Advance Rehabilitation Management GP, LLC		LLC	TX		FL	Rehab Partners #4, Inc	27-4414443
	Agape Physical Therapy & Sports Rehabilitation, Limited Partnership		LP	TX		MD	Agape Physical Therapy Management GP, LLC	32-0378859
	Agape Physical Therapy Management GP, LLC		LLC	TX			Rehab Partners #4, Inc	45-5378415
	Agility Spine & Sports PT Management GP LLC		LLC	TX				82-1024870
	Agility Spine & Sports Physical Therapy and Rehabilitation, Limited Partnership		LP	TX		AZ	Agility Spine & Sports PT Management GP, LLC	82-0901134
	ARC Iowa PT Plus, LLC		LLC	TX		IA	ARC PT Management GP, LLC (note: owned 100% by ARC Physical Therapy Plus, LP)	82-5241308
	ARC Physical Therapy Plus, Limited Partnership		LP	TX		IA, KS, MO	ARC PT Management GP, LLC	80-0955852
	ARC PT Management GP, LLC		LLC	TX		MO	Rehab Partners #4, Inc.	46-3942987
	ARCH Physical Therapy and Sports Medicine, Limited Partnership		LP	TX		MI	Rehab Partners #1, Inc.	27-5086288
	Arrow Physical Therapy, Limited Partnership	Broken Arrow Physical Therapy	LP	TX		OK	Rehab Partners #2, Inc.	76-0631992
	Arrowhead Physical Therapy, Limited Partnership	Elite Sports Medicine & Physical Therapy	LP	TX		MS	Rehab Partners #2, Inc.	26-0176798
	Ashland Physical Therapy, Limited Partnership		LP	TX		OR	Rehab Partners #6, Inc.	75-3054977
	Audubon Physical Therapy, Limited Partnership		LP	TX		LA	Rehab Partners #6, Inc.	76-0622471
	Barren Ridge Physical Therapy, Limited Partnership		LP	TX		VA	Rehab Partners #6, Inc.	26-3594831
	Bayside Management GP, LLC		LLC	TX			Rehab Partners #4, Inc	27-4348787
	Bayside Physical Therapy & Sports Rehabilitation, Limited Partnership		LP	TX		MD	Bayside Management GP, LLC	27-4348871
	Beaufort Physical Therapy, Limited Partnership		LP	TX		NC	Rehab Partners #3, Inc.	76-0639928
	Bow Physical Therapy & Spine Center, Limited Partnership		LP	TX		NH	Rehab Partners #6, Inc.	76-0623486
	Brazos Valley Physical Therapy, Limited Partnership		LP	TX			Rehab Partners #3, Inc.	76-0407118
	Brick Hand & Rehabilitative Services, Limited Partnership		LP	TX		NJ	Rehab Partners #3, Inc.	76-0420711
	Briotix Health, Limited Partnership	InSite Health (6/25/2020 - Per Cyndi M. and Leon P. this dba is no longer used).	LP	DE		AL, AZ, CA, CO, CT, FL, GA, HI, IL, IA, IN, KS, KY, LA, MA, MD, ME, MI, MN, MO, MS, MT, NV, NJ, NY, NC, OH, OK, OR, PA, SC, TN, TX, UT, VA, WA, WI	Briotix Management GP, LLC	81-1190407
	Briotix Management GP, LLC		LLC	TX		FL, MA, OH, UT		81-1200727
	BTE Workforce Solutions, LLC (formerly BTE Technoligies, Inc.)		LLC	DE		AK, AL,CO, DC, FL, GA, HI, IA, ID, IL, IN, KS, KY, LA, MD, ME, MI, MN, MO,MS, MT, NC, ND, NE, NH, NJ, NM, NV, OK, PA, RI, SC, SD, TX, UT, VT, WI, WV, WY	Briotix Health, LP	52-1165956
	C. Foster Physical Therapists, Limited Partnership		LP	TX			C. Foster PT Management GP, LLC	36-4965660
	C. Foster PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	35-2689219
	Cape Cod Hand Therapy, Limited Partnership	Cape Cod Hand & Upper Extremity Therapy	LP	TX		MA	Rehab Partners #1, Inc.	27-0058293
	Carbon County Therapy, LLC		LLC	WY			Fremont Therapy Group, Limited Partnership	85-2336515
	Carolina Physical Therapy and Sports Medicine, Limited Partnership		LP	TX		SC	Carolina PT Management GP, LLC	82-1408170
	Carolina PT Management GP, LLC		LLC	TX				82-1453799
	Center for Physical Rehabilitation and Therapy, Limited Partnership		LP	DE		MI	CPR Management GP, LLC	47-4006118
	Cleveland Physical Therapy, Ltd.		LP	TX			Rehab Partners #2, Inc.	76-0410649
	Clinical Partnership Solutions, LLC	ProgressiveHealth Clinical Partnership Solutions	LLC	IN				27-3006735
	Clinical Management Solutions, LLC	ProgressiveHealth Clinical Management Solutions	LLC	IN		KY		38-3975536
	Comprehensive Hand & Physical Therapy, Limited Partnership		LP	TX		FL	Rehab Partners #2, Inc.	76-0452158
Coppell Spine & Sports Rehab, Limited Partnership
North Davis/Keller Physical Therapy
Physical Therapy of Colleyville
Physical Therapy of North Texas
Physical Therapy of Corinth
Trinity Sports & Physical Therapy
Physical Therapy of Flower Mound
Southlake Physical Therapy
Physical Therapy of Trophy Club
Heritage Trace Physical Therapy
Therapy Partners of Frisco/Little Elm
Therapy Partners of North Texas
			LP	TX			Rehab Partners #5, Inc.	76-0513962
	CPR Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	47-3434985
	Cross Creek Physical Therapy, Limited Partnership		LP	TX		MS	Rehab Partners #4, Inc.	35-2185612
	Crossroads Physical Therapy, Limited Partnership	Green Oaks Physical Therapy - Fort Worth Green Oaks Physical Therapy	LP	TX			Rehab Partners #1, Inc.	76-0551398
	Crossroads Rehabilitation, Limited Partnership	Crossroads Physical Therapy	LP	TX		MI	Rehab Partners #1, Inc.	84-1658419
	Custom Physical Therapy, Limited Partnership		LP	TX		NV	Rehab Partners #4, Inc.	04-3708931
	Cutting Edge Physical Therapy, Limited Partnership		LP	TX		IN	Rehab Partners #4, Inc.	20-4069256
	Dearborn Physical Therapy, Ltd.	Advanced Physical Therapy	LP	TX		MI	Rehab Partners #1, Inc.	76-0376595
	Decatur Hand and Physical Therapy Specialists, Limited Partnership		LP	TX		GA	Rehab Partners #4, Inc.	20-3319149
	Dekalb Comprehensive Physical Therapy, Limited Partnership		LP	TX		GA	Rehab Partners #4, Inc.	20-3631634
	Denali Physical Therapy, Limited Partnership		LP	TX		AK	Rehab Partners #5, Inc.	20-8666329
	DHT Hand Therapy, Limited Partnership	Arizona Desert Hand Therapy Services Desert Hand and Physical Therapy	LP	TX		AZ	DHT Management GP, LLC	20-5881475
	DHT Management GP, LLC		LLC	TX		AZ	Rehab Partners #4, Inc	20-5881418
	Dynamic Hand Therapy & Rehabilitation, Limited Partnership		LP	TX		IL	Rehab Partners #4, Inc.	20-8847486
	Eastgate Physical Therapy, Limited Partnership	Summit Physical Therapy	LP	TX		OH	Rehab Partners #4, Inc.	76-0637484
	Edge Physical Therapy, Limited Partnership	River's Edge Physical Therapy	LP	TX		MT	Rehab Partners #3, Inc.	76-0473771
	Elite PT Management GP, LLC		LLC	TX	11/28/2022		Rehab Partners #4, Inc	92-1227794
	Elite Spine and Sports Physical Therapy, LP		LP	TX				92-1300829
	Enhanced Physiotherapy and Performance, LLC	Enhanced Physical Therapy	LLC	TX	1/25/2022	TN	STAR Physical Therapy, LP	87-4738491
	Enid Therapy Center, Limited Partnership	Enid Physical Therapy	LP	TX		OK	Rehab Partners #2, Inc.	76-0384228
	Everett Management, LLC		LLC	WA			U.S. Physical Therapy, Ltd.	37-1776322
	Evergreen Physical Therapy, Limited Partnership		LP	TX		MI	Rehab Partners #1, Inc.	20-8613843
	Excel Physical Therapy, Limited Partnership		LP	TX		AK	Excel PT Texas GP, LLC	20-3951569
	Excel PT Texas GP, LLC		LLC	TX			Rehab Partners #6, Inc.	20-3951532
	Excel Orthopedic PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	88-2873165
	Excel Orthopedic Physical Therapy, Limited Partnership	Excel Physical Therapy	LP	TX		MT	Excel Orthopedic PT Management GP, LLC	88-2946955
	Fit2WRK, Inc.		Corp	TX			U.S. Physical Therapy, Inc.	27-1647054
	Five Rivers Therapy Services, Limited Partnership	Peak Physical Therapy	LP	TX		AR	Rehab Partners #3, Inc.	20-3785604
	Flannery Physical Therapy, Limited Partnership	Physical Therapy Plus	LP	TX		NJ	Rehab Partners #3, Inc.	76-0580514
	Fredericksburg Physical Therapy, Limited Partnership		LP	TX			Rehab Partners #1, Inc.	20-3589445
	Fremont PT Management GP, LLC		LLC	TX				85-4237359
	Fremont Therapy Group, Limited Partnership		LP	TX		UT, WY	Fremont PT Management GP, LLC	86-1249211
	Frisco Physical Therapy, Limited Partnership	PT of Prosper	LP	TX			Rehab Partners #1, Inc.	76-0625171
	Gahanna Physical Therapy, Limited Partnership	Cornerstone Physical Therapy	LP	TX		OH	Rehab Partners #4, Inc.	27-0643842
	Genesee Valley Physical Therapy, Limited Partnership		LP	TX		MI	Rehab Partners #1, Inc.	26-2299603
	Green Oaks Physical Therapy, Limited Partnership		LP	TX			Rehab Partners #1, Inc.	72-1531238
	Hamilton Physical Therapy Services, LP		LP	TX		NJ	HPTS Management GP, LLC	74-3145890
	Hands-On Sports Medicine, Limited Partnership	Metro Spine and Sports Rehabilitation	LP	TX		IL	Rehab Partners #4, Inc.	20-3300800
	Hanoun Medical, Inc.	BTE Workforce Solutions Briotix Health	Corp	Ontario, Canada		British Columbia	2037053 Ontario, Inc. (owned by Briotix Health, LP)
	Harbor Physical Therapy, Limited Partnership		LP	TX		MD	Rehab Partners #6, Inc.	20-3303737
	HH Rehab Associates, Inc.	Genesee Valley Physical Therapy Theramax Physical Therapy	Corp	MI		DE	U.S. PT - Michigan, Inc.	38-2427228
	High Plains Physical Therapy, Limited Partnership		LP	TX		WY	Rehab Partners #4, Inc.	41-2060941
	Highlands Physical Therapy & Sports Medicine, Limited Partnership		LP	TX		NJ	Rehab Partners #3, Inc.	27-3126287
	Horizon Rehabilitation PT Management GP, LLC		LLC	TX			USPT, Ltd.	87-3158670
	Horizon Rehabilitation and Sports Medicine, Limited Partnership		LP	TX		SC	Horizon Rehabilitation PT Management GP, LLC	87-3221050
	Houston On Demand Physical Therapy, LLC		LLC	TX			Kingwood Physical Therapy, Ltd.	85-3267403
	HPTS Management GP, LLC		LLC	TX		NJ	Rehab Partners #3, Inc.	74-3145888
	Indy ProCare Physical Therapy, Limited Partnership		LP	TX		IN	Rehab Partners #4, Inc.	45-4419567
	Integrated Rehab PT Management GP, LLC		LLC	TX	8/1/2022		Rehab Partners #4, Inc.	88-3566334
	Integrated Rehabilitation Services, Limited Partnershp		LP	TX	8/10/2022		Integrated Rehab PT Management GP, LLC	88-3692263
	Integrius, LLC		LLC	GA				46-4689092
To be dissolved	InSite Health Limited Partnership		LP	DE			IH GP, LLC	82-4365153
	Intermountain Physical Therapy, Limited Partnership		LP	TX		ID	Rehab Partners #6, Inc.	76-0532873
	Jackson Clinics PT Management GP , LLC		LLC	TX			Rehab Partners #4, Inc.	46-4470249
	Jackson Clinics, Limited Partnership		LP	TX		MD, VA	Jackson Clinics PT Management GP, LLC	61-1729833
	Jaco Rehab Honolulu Management GP, LLC		LLC	TX				84-3191941
	Jaco Kapolei Management GP, LLC		LLC	TX				84-3152468
	Jaco Mililani Management GP LLC		LLC	TX				84-3167120
	Jaco Waikele Management GP LLC		LLC	TX				84-3176419
	Jaco Rehab Honolulu, Limited Partnership		LP	TX		HI	Jaco Rehab Honolulu Management GP, LLC	84-3255422
	Jaco Rehab Kapolei, Limited Partnership		LP	TX		HI	Jaco Kapolei Management GP, LLC	84-3236943
	Jaco Rehab Mililani, Limited Partnership		LP	TX			Jaco Mililani Management GP, LLC	84-3206751
	Jaco Rehab Waikele, Limited Partnership		LP	TX		HI	Jaco Waikele Management GP, LLC	84-3226914
	Joan Ostermeier Physical Therapy, Limited Partnership	Sport & Spine Clinic of Wittenberg	LP	TX		WI	Rehab Partners #1, Inc.	76-0556793
	Julie Emond Physical Therapy, Limited Partnership	Maple Valley Physical Therapy	LP	TX		VT	Rehab Partners #5, Inc.	76-0544267
	Kelly Lynch Physical Therapy, Limited Partnership	Sport & Spine Clinic of Watertown	LP	TX		WI	Rehab Partners #1, Inc.	76-0559026
	Kennebec Physical Therapy, LLC		LLC	TX		ME	U.S. Physical Therapy, Ltd.	46-4456545
Kingwood Physical Therapy, Ltd.
Spring-Klein Physical Therapy
West Woodlands Physical Therapy
Lake Conroe Sports Medicine and Rehabilitation
Cypress Oaks Physical Therapy
Star Therapy Services of Fairfield;
Grand Oaks Sports Medicine and Rehabilitation
Star Therapy Services of Lakewood
			LP	TX			Rehab Partners #2, Inc.	76-0384227
	Lake Houston Physical Therapy, Limited Partnership	Northern Oaks Orthopedic & Sports PT	LP	TX			Rehab Partners #1, Inc.	75-3050296
	Leader Physical Therapy, Limited Partnership	Memphis Physical Therapy	LP	TX		TN	Rehab Partners #4, Inc.	76-0539465
Withdraw PA	Life Fitness Physical Therapy, LLC	In Balance Physical Therapy Herbst Physical Therapy	LLC	MD		PA	U.S. Physical Therapy, Ltd.	20-1193079
	Life Strides Physical Therapy and Rehabilitation, Limited Partnership		LP	TX		SC	Rehab Partners #2, Inc.	20-5120914
	LiveWell Physical Therapy, Limited Partnership		LP	TX			Rehab Partners #5, Inc.	26-3700763
	Madden and Gilbert PT GP, LLC		LLC	TX	1/7/2022		OPTN, LLC	87-4640726
	Madden and Gilbert Physical Therapy, LP		LP	TX	1/20/2022		Madden and Gilbert PT GP, LLC	87-4672389
	Madison Physical Therapy, Limited Partnership		LP	TX		NJ	MSPT Management GP, LLC	27-2047964
	Madison Spine, Limited Partnership		LP	TX		NJ	MSPT Management GP, LLC	90-0813058
	Max Motion Physical Therapy, Limited Partnership		LP	TX		AZ	Rehab Partners #3, Inc.	26-3988733
	Merrill Physical Therapy, Limited Partnership		LP	TX		WI	Rehab Partners #1, Inc.	76-0512097
	Mishock Physical Therapy, Limited Partnership	Xcelerate Physical Therapy	LP	TX		PA	Mishock PT Management GP, LLC	30-0783139
	Mishock PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	46-2793533
	Mission Rehabilitation and Sports Medicine, Limited Partnership	RYKE Rehabilitation	LP	TX			RYKE Management GP, LLC	26-3747839
	Mobile Spine and Rehabilitation, Limited Partnership		LP	TX		AL	Rehab Partners #6, Inc.	76-0600186
	Momentum Physical & Sports Rehabilitation, L.P.	Momentum Physical Therapy & Sports Rehab; Momentum On-Demand; Momentum Mobile PT; Momentum Physical Therapy	LP	TX		FL, CO, AZ	Rehab Partners #10, LLC	47-2388509
	Mountain View Physical Therapy, Limited Partnership	Mountain View Physical and Hand Therapy	LP	TX		OR	Rehab Partners #6, Inc.	76-0528482
	MSPT Management GP, LLC		LLC	TX		NJ	Rehab Partners #4, Inc	27-2047906
	National Rehab Delaware, Inc.		Corp	DE		MO	National Rehab GP, Inc.	74-2899827
shows tax clearance	National Rehab GP, Inc.		Corp	TX		FL,MO	U.S. PT - Delaware, Inc.	76-0345539
	National Rehab Management GP, Inc.		Corp	TX		IL, OH	U.S. PT - Delaware, Inc.	76-0345543
	New Horizons Physical Therapy, Limited Partnership		LP	TX		IN	Rehab Partners #4, Inc.	20-2729857
	Norman Physical Therapy, Limited Partnership		LP	TX		OK	Rehab Partners #4, Inc.	76-0420713
	North Jersey Game On Physical Therapy, Limited Partnership	Madison Spine & Physical Therapy	LP	TX		NJ	Rehab Partners #3, Inc.	27-3885529
	North Lake Physical Therapy and Rehab, Limited Partnership		LP	TX		OR	North Lake PT Management GP, LLC	90-0964749
	North Lake PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	46-2599705
	Northern Lights Physical Therapy, Limited Partnership		LP	TX		ND	Rehab Partners #3, Inc.	27-0342077
	Northwest PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	82-2410286
	Northwoods Physical Therapy, Limited Partnership		LP	TX		MI	Rehab Partners #1, Inc.	26-1258418
	OPR Management Services, Inc.		Corp	TX		AK, AL, AZ, CO, CT, DE, FL, GA, HI, IA, ID, IL, IN, KS, LA, MA, MD, ME, MI, MN, MO, MS, MT, NC, ND, NE, NH, NJ, NM, NV, OH, OK, OR, PA, SC, SD, TN, VA, VT, WI, WY	U.S. Physical Therapy, Ltd.	81-3815218
	OSR Physical Therapy, Limited Partnership		LP	TX		MN	OSR Physical Therapy Management GP, LLC	83-0657305
	OSR Physical Therapy Management GP LLC		LLC	TX				83-0649952
	One to One PT Management GP LLC		LLC	TX		FL	Rehab Partners #4, Inc.	84-4060850
	One to One Physical Therapy, Limited Partnership		LP	DE		FL	One to One PT Management GP, LLC	84-4074270
	Oregon Spine & Physical Therapy, Limited Partnership	Peak State Physical Therapy	LP	TX		OR	Rehab Partners #6, Inc.	76-0613909
	P4 Physical Therapy, Limited Partnership		LP	TX		TN	TX - P4 PT Management GP, LLC	88-3148972
	Peak Performance PT Management GP, LLC		LLC	TX			Peak Performance Physical Therapy and Fitness, LLC	85-3948317
	Peak Performance Physical Therapy, Limited Partnership		LP	TX		LA	Peak Performance PT Management GP, LLC	85-4174416
	Pelican State Physical Therapy, Limited Partnership	Audubon Physical Therapy	LP	TX		LA	Rehab Partners #6, Inc.	76-0433513
	Penns Wood Physical Therapy, Limited Partnership		LP	TX		PA, OH	Rehab Partners #5, Inc.	76-0430771
	PerformancePro Sports Medicine and Rehabilitation, Limited Partnership		LP	TX			Rehab Partners #5, Inc.	26-1539873
	Phoenix Physical Therapy, Limited Partnership		LP	TX		OH	Rehab Partners #4, Inc.	27-0932165
Check with Peter if to be dissolved	Physical Restoration and Sports Medicine, Limited Partnership		LP	TX		VA	Rehab Partners #6, Inc.	27-0878621
	Physical Therapy Northwest, Limited Partnership		LP	TX		OR	Northwest PT Management GP, LLC	82-2397360
	Physical Therapy and Spine Institute, Limited Partnership		LP	TX		IL	Rehab Partners #4, Inc.	76-0438263
	Physical Therapy Solutions, Limited Partnership		LP	DE		VA	PTS GP Management, LLC	47-3075583
	Pinnacle Therapy Services, LLC		LLC	DE		MO	U.S. Physical Therapy, Ltd.	46-3247784
	Pioneer Physical Therapy, Limited Partnership		LP	TX		NE	Rehab Partners #1, Inc.	20-3530492
	Plymouth Physical Therapy Specialists, Limited Partnership		LP	TX		MI	Rehab Partners #3, Inc.	76-0424739
	Port City Physical Therapy, Limited Partnership		LP	TX		ME	Rehab Partners #3, Inc.	76-0585914
	Precision Physical Therapy, Limited Partnership		LP	TX		PA	Rehab Partners #5, Inc.	76-0438265
	Premier Physical Therapy and Sports Performance, Limited Partnership		LP	DE			Premier Management GP, LLC	47-5385666
	Premier Management GP, LLC		LLC	DE			Rehab Partners #4, Inc.	47-5403407
	ProActive Physical Therapy, Limited Partnership		LP	TX		SD	Rehab Partners #3, Inc.	76-0600187
	ProCare Physical Therapy Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	46-2044643
	ProCare PT, Limited Partnership		LP	TX		PA	ProCare Physical Therapy Management GP, LLC	90-0941849
	ProgressiveHealth Companies, LLC		LLC	DE			U.S. Physical Therapy, Ltd.	87-4264322
	ProgressiveHealth Occ Health, LLC		LLC	IN		MI, NJ, NY, TN, UT	U.S. Physical Therapy, Ltd.	20-8266936
	ProgressiveHealth HealthSpot, LLC		LLC	IN		AL	U.S. Physical Therapy, Ltd.	85-3187128
	ProgressiveHealth, LLC		LLC	IN		KY, MO		68-0666444
	ProgressiveHealth Rehabilitation Solutions,Inc.		Corp	GA				58-1888359
	Progressive Physical Therapy Clinic, Ltd.	Progressive Hand and Physical Therapy	LP	TX			Rehab Partners #1, Inc.	76-0387638
	PTS GP Management, LLC		LLC	TX			Rehab Partners #4, Inc.	47-3239903
	Quad City Physical Therapy & Spine, Limited Partnership		LP	TX		IA	Rehab Partners #5, Inc.	14-1921829
	RACVA GP, LLC		LLC	TX		VA	Rehab Partners #4, Inc.	37-1838302
	R. Clair Physical Therapy, Limited Partnership	Clair Physical Therapy	LP	TX			Rehab Partners #1, Inc.	76-0478967
	Radtke Physical Therapy, Limited Partnership		LP	TX		MN	Rehab Partners #5, Inc.	76-0574455
	Reaction Physical Therapy, LLC		LLC	DE		OK	U.S. Physical Therapy, Ltd.	47-1586428
	Rebound Physical Therapy, Limited Partnership		LP	TX		OR	Rebound PT Management GP, LLC	81-1026078
	Rebound PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	81-1045143
	Red River Valley Physical Therapy, Limited Partnership		LP	TX			Rehab Partners #5, Inc.	20-4489003
	Redmond Ridge Management, LLC		LLC	WA			U.S. Physical Therapy, Ltd.	61-1754288
	Regional Physical Therapy Center, Limited Partnership		LP	TX			Rehab Partners #5, Inc.	76-0429008
	Rehab Partners #1, Inc.		Corp	TX		FL, MA, & WI	U.S. PT Delaware, Inc.	76-0345544
	Rehab Partners #2, Inc.		Corp	TX		FL	U.S. PT Delaware, Inc.	76-0379584
Withdraw, NJ	Rehab Partners #3, Inc.		Corp	TX		MO, MT, NJ, ND, & SD	U.S. PT Delaware, Inc.	76-0394604
Withdraw UT	Rehab Partners #4, Inc.		Corp	TX		OH, & UT	U.S. PT Delaware, Inc.	76-0418425
	Rehab Partners #5, Inc.		Corp	TX		OH	U.S. PT Delaware, Inc.	76-0427607
	Rehab Partners #6, Inc.		Corp	TX		OR	U.S. PT Delaware, Inc.	76-0433511
	Rehab Partners Acquisition #1, Inc.		Corp	TX			U.S. Physical Therapy, Inc.	76-0377650
	Rehabilitation Associates of Central Virginia, Limited Partnership	Rehab Associates of Central Virginia (Campbell County)	LP	TX		VA	RACVA GP, LLC	81-3831622
	Rice Rehabilitation Associates, Limited Partnership		LP	TX		GA	Rehab Partners #4, Inc.	76-0430769
	Riverview Physical Therapy, Limited Partnership (formerly Yarmouth Physical Therapy)		LP	TX		ME	Rehab Partners #3, Inc.	27-0001262
	Roepke Physical Therapy, Limited Partnership	Elite Hand & Upper Extremity Clinic	LP	TX		WI	Rehab Partners #1, Inc.	76-0483099
	RYKE Management GP, LLC		LLC	TX			Rehab Partners #5, Inc.	26-3747599
	Saginaw Valley Sport and Spine, Limited Partnership	Sport & Spine Physical Therapy and Rehab; Evergreen PT	LP	TX		MI	Rehab Partners #3, Inc.	76-0403520
	Saline Physical Therapy of Michigan, Ltd.	Physical Therapy in Motion	LP	TX		MI	Rehab Partners #1, Inc.	76-0376594
	San Antonio On Demand Physical Therapy, LLC		LLC	TX			U.S. Physical Therapy, Ltd.	86-1384984
	Seacoast Physical Therapy, Limited Partnership		LP	TX		ME	Rehab Partners #3, Inc.	45-2498148
	Signature Physical Therapy, Limited Partnership		LP	TX		OK	Rehab Partners #2, Inc.	20-5992649
	Snohomish Management, LLC		LLC	WA			U.S. Physical Therapy, Ltd.	38-3953679
	South Tulsa Physical Therapy, Limited Partnership	Physical Therapy of Jenks South Tulsa Physical Therapy Jenks Physical Therapy	LP	TX		OK	Rehab Partners #2, Inc.	76-0566430
	Spectrum Physical Therapy, Limited Partnership	Southshore Physical Therapy	LP	TX		CT	Rehab Partners #2, Inc.	76-0393448
	Sport & Spine Clinic of Fort Atkinson, Limited Partnership	Sport & Spine Clinic of Sauk City Sport & Spine Clinic of Madison Sport & Spine Clinic of Jefferson Sport & Spine Edgerton	LP	TX		WI	Rehab Partners #1, Inc.	76-0694802
	Sport & Spine Clinic, L.P.	Sport & Spine Sport & Spine Clinic of Edgar Sport & Spine Minocqua Sport & Spine - Rib Mountain	LP	DE		WI	Rehab Partners Acquisition #1, Inc.	76-0376131
	Spracklen Physical Therapy, Limited Partnership		LP	TX		NE	Rehab Partners #1, Inc.	76-0580510
	STAR PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc	26-1107563
	STAR Physical Therapy, LP		LP	TX		AR, TN, IN	STAR PT Management GP, LLC	62-1707893
Star Therapy Centers, Limited Partnership
Star Therapy Services of Copperfield Star Therapy Services of Cy-Fair
Star Therapy Services of Fulshear
Star Therapy Services of Katy
Star Therapy Services of Magnolia
Star Therapy Services of Spring Cypress
Star Therapy Services of Cinco Ranch
			LP	TX			Rehab Partners #1, Inc.	76-0389608
	Summit PT Management GP, LLC		LLC	TX	5/18/2022		Rehab Partners #4, Inc.	88-2457192
	Summit Physical Therapy, Limited Partnership	Brookeville Physical Therapy	LP	TX	5/23/2022	WV	Summit PT Management GP, LLC	88-2606821
	Texstar Physical Therapy, Limited Partnership		LP	TX			Rehab Partners #5, Inc.	76-0669263
	The Hale Hand Center, Limited Partnership		LP	TX		FL	Rehab Partners #2, Inc.	76-0601187
	The U.S. Physical Therapy Foundation		NP	TX		Qualified to fund raise in CA, FL, KS, MD, MI, TN, TX, VA		81-1071364
	Therapyworks Physical Therapy, LLC	Therapyworks	LLC	DE		IN	U.S. Physical Therapy, Ltd.	46-4446075
	Thibodeau Physical Therapy, Limited Partnership		LP	TX		MI	Rehab Partners #1, Inc.	26-1147899
	Thomas Hand and Rehabilitation Specialists, Limited Partnership	CoreFit Rehabilitation	LP	TX	NC		Rehab Partners #3, Inc.	76-0528480
	Thunder Physical Therapy, Limited Partnership		LP	TX		WA	Rehab Partners #4, Inc.	26-3806761
	TX - P4 PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	88-3055868
	U.S. Physical Therapy, Inc.		Corp	NV		AZ; HI; MI; NJ	N/A	76-0364866
	U.S. Physical Therapy, Inc. PAC		NP	TX	5/5/2021			86-3943048
	U.S. Physical Therapy, Ltd.		LP	TX		NC	National Rehab GP, Inc.	76-0388092
	U.S. PT - Delaware, Inc.		Corp	DE		FL, IL, MN, MO NM,	U.S. Physical Therapy, Inc.	51-0343523
	U.S. PT Alliance Rehabilitation Services, Inc.	Alliance Rehabilitation Services	Corp	TX		PA	U.S. Physical Therapy, Inc.	26-2377769
	U.S. PT Management, Ltd.		LP	TX		CA, ID, OH, WA, WI	National Rehab Management GP, Inc.	76-0388500
	U.S. PT Michigan #1, Limited Partnership	Genesee Valley Physical Therapy	LP	TX		MI	Rehab Partners #1, Inc.	76-0570431
	U.S. PT Michigan #2, Limited Partnership	Physical Therapy Solutions	LP	TX		MI	Rehab Partners #2, Inc.	76-0579492
	U.S. PT Solutions, Inc.	Physical Therapy Solutions	Corp	TX		VA	U.S. Physical Therapy, Inc.	26-0609553
	U.S. PT Texas, Inc.	Kinetix Physical Therapy	Corp	TX		MS	U.S. Physical Therapy, Inc.	20-5125415
To be dissolved	U.S. PT Therapy Services, Inc. (formerly U.S. Surgical Partners, Inc.)
Capstone Physical Therapy
Carolina Hand and Wellness Center
Hand Therapy of North Texas - Frisco
Hand Therapy of North Texas - Coppell
Innovative Physical Therapy
Lake City Hand Therapy
Life Sport Physical Therapy
Life Sport Physical Therapy - Glen Ellyn
Metro Hand Rehabilitation
Missouri City Physical Therapy
Mountain View Physical Therapy of Medford
Mountain View Physical Therapy of Talent
Northern Illinois Therapy Services
Propel Physical Therapy
ReAction Physical Therapy
Therapeutic Concepts
Tulsa Hand Therapy
Waco Sports Medicine and Rehabilitation
			Corp	DE		CA, FL, IA, IL, IN, KS, ME, MS, MO, NC, OH, OK, OR, PA, TX VA, & WI	U.S. Physical Therapy, Inc.	76-0613914
	U.S. PT Turnkey Services, Inc. (formerly Surgical Management GP, Inc.	The Hand & Orthopedic Rehab Clinic	Corp	TX		IN	U.S. Physical Therapy, Inc.	20-2803028
	U.S. Therapy, Inc.	First Choice Physical Therapy	Corp	TX		IN	U.S. PT - Delaware, Inc.	76-0637511
The Facilities Group, Inc.
	University Physical Therapy, Limited Partnership		LP	TX		VA	Rehab Partners #6, Inc.	76-0613913
	USPT Physical Therapy, Limited Partnership	Body Basics Physical Therapy	LP	TX		IA	Rehab Partners #5, Inc.	20-5441273
	Victory Physical Therapy, Limited Partnership		LP	TX			Rehab Partners #5, Inc.	20-4406904
	West Texas Physical Therapy, Limited Partnership		LP	TX			Rehab Partners #5, Inc.	20-5834588
	Wright PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	82-3239740
	Wright Physical Therapy, Limited Partnership		LP	TX		ID	Wright PT Management GP, LLC	82-3255983